Exhibit 99.2

Second Quarter 2025 Earnings Organon

Disclaimer statement

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management's expectations about Organon's full-year 2025 guidance estimates and predictions regarding other financial information and metrics, as well as expectations regarding Organon's franchise and product performance and strategy expectations for future periods. Forward-looking statements may be identified by words such as "goals," "guidance," potential," "should," "will," "continue," "expects," "believes," "future," "estimates," "opportunity," or words of similar meaning. These statements are based upon the current beliefs and expectations of the company's management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate, or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, expanded brand and class competition in the markets in which Organon operates; trade protection measures and import or export licensing requirements, including the direct and indirect impacts of tariffs (including any potential pharmaceutical sector tariffs), trade sanctions or similar restrictions by the United States or other governments; changes in U.S. and foreign federal, state and local governmental funding allocations including the timing and amounts allocated to Organon's customers and business partners; economic factors over which Organon has no control, including changes in inflation, interest rates, recessionary pressures, and foreign currency exchange rates; market volatility, downgrades to the U.S. government's sovereign credit rating or its perceived creditworthiness, changing political or geopolitical conditions, market contraction, boycotts, and sanctions, as well as Organon's ability to successfully manage uncertainties related to the foregoing; difficulties with performance of third parties Organon relies on for its business growth; the failure of any supplier to provide substances, materials, or services as agreed; the increased cost of supply, manufacturing, packaging, and operations; difficulties developing and sustaining relationships with commercial counterparties; competition from generic products as Organon's products lose patent protection; any failure by Organon to retain market exclusivity for Nexplanon® (etonogestrel implant) or to obtain an additional period of exclusivity in the United States for Nexplanon subsequent to the expiration of the rod patents in 2027; the continued impact of the September 2024 LOE for Atozet™ (ezetimibe and atorvastatin); the success of our efforts to adapt our business and sales strategies to address the changing market and regulatory landscape in order to achieve our business objectives and remain competitive, which may include implementing or continuing to assess product discount programs and wholesaler inventory levels under the relevant agreements for certain key products such as Nexplanon; restructurings or other disruptions at the U.S. Food and Drug Administration ("FDA"), the U.S. Securities and Exchange Commission ("SEC") and other U.S. and comparable government agencies; difficulties and uncertainties inherent in the implementation of Organon's acquisition strategy or failure to recognize the benefits of such acquisitions; pricing pressures globally, including rules and practices of managed care groups, judicial decisions and governmental laws and regulations related to Medicare, Medicaid and health care reform, pharmaceutical reimbursement and pricing in general; the impact of higher selling and promotional costs; changes in government laws and regulations in the United States and other jurisdictions, including laws and regulations governing the research, development, approval, clearance, manufacturing, supply, distribution, and/or marketing of our products and related intellectual property, environmental regulations, and the enforcement thereof affecting Organon's business; efficacy, safety or other quality concerns with respect to our marketed products, whether or not scientifically justified, leading to product recalls, withdrawals or declining sales; delays or failures to demonstrate adequate efficacy and safety of Organon's product candidates in pre-clinical and clinical trials, which may prevent or delay the development, approval, clearance, or commercialization of Organon's product candidates; future actions of third parties, including significant changes in customer relationships or changes in the behavior and spending patterns of purchasers of health care products and services, including delaying medical procedures, rationing prescription medications, reducing the frequency of physician visits and forgoing health care insurance coverage; legal factors, including product liability claims, antitrust litigation and governmental investigations, including tax disputes, environmental claims and patent disputes with branded and generic competitors, any of which could preclude commercialization of products or negatively affect the profitability of existing products; lost market opportunity resulting from delays and uncertainties in clinical trials and the approval or clearance process of the FDA and other regulatory authorities; the failure by Organon or its third party collaborators and/or their suppliers to fulfill our or their regulatory or quality obligations, which could lead to a delay in regulatory approval or commercial marketing of Organon's products; cyberattacks on, or other failures, accidents, or security breaches of, Organon's or third-party providers' information technology systems, which could disrupt Organon's operations and those of third parties upon which it relies; increased focus on privacy issues in countries around the world, including the United States, the European Union, and China, and a more difficult legislative and regulatory landscape for privacy and data protection that continues to evolve with the potential to directly affect Organon's business, including recently enacted laws in a majority of states in the United States requiring security breach notification; changes in tax laws including changes related to the taxation of foreign earnings; the impact of any future pandemic, epidemic, or similar public health threat on Organon's business, operations and financial performance; loss of key employees or inability to identify and recruit new employees; changes in accounting pronouncements promulgated by standard-setting or regulatory bodies, including the Financial Accounting Standards Board and the SEC, that are adverse to Organon; and volatility of commodity prices, fuel, shipping rates that impact the costs and/or ability to supply Organon's products.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company's filings with the SEC, including the company's most recent Annual Report on Form 10-K and subsequent SEC filings, available at the SEC's Internet site (www.sec.gov).

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ORGANON™

Disclaimer statement, cont.

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles ("GAAP"). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted EBITDA margin, Adjusted gross margin, Adjusted gross profit, Adjusted net income, and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company's GAAP financial statements. This presentation also provides certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company's financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company's results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Please refer to Slides 16-18 of this presentation for additional information, including relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company's full-year 2025 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition-related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company's management uses the non-GAAP financial measures described above to evaluate the company's performance and to guide operational and financial decision making. Further, the company's management believes that these non-GAAP financial measures, which exclude certain items, help to enhance its ability to meaningfully communicate its underlying business performance, financial condition and results of operations.

See Slides 16-18 of this presentation for a reconciliation of non-GAAP measures.

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ORGANON™

Second Quarter 2025 highlights 4 • Revenue of $1.6 billion, down 1% ex - FX, consistent with phasing of LOE of Atozet • Diluted EPS of $0.56; Adj. Diluted EPS of $1.00 • Adj. EBITDA of $522 million, representing 32.7% Adjusted EBITDA margin • Raised FY 2025 revenue guidance by $100M at midpoint; Adjusted EBITDA range affirmed • Repayment of $345 million of long - term debt; on track to achieve net leverage below 4.0x by year end See Slides 16 - 18 of this presentation for a reconciliation of non - GAAP measures. LOE = Loss of Exclusivity

Women’s Health Women’s Health Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q2 - 24 Q2 - 25 Revenues $ mil 6% 6% 462 488 (1)% (1)% 242 240 Nexplanon ® (contraception) (1)% (2)% 73 72 (19)% (18)% 41 33 Marvelon / Mercilon (contraception) (26)% (26)% 67 50 (6)% (4)% 29 28 NuvaRing ® (contraception) 32% 31% 108 142 17% 18% 62 74 Follistim AQ ® (fertility) (2)% (3)% 56 54 — % 1% 27 27 Ganirelix Acetate Injection (fertility) 22% 22% 27 33 24% 24% 14 18 Jada ® (device) 12% 10% 79 86 22% 22% 34 42 Other Women's Health products 7% 6% 872 925 2% 3% 449 462 Total Women's Health • Franchise growth of 7% ex - FX YTD • Nexplanon solid YTD growth; Fertility , Jada double - digit YTD growth Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . 5

General Medicines: Biosimilars General Medicines: Biosimilars Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q2 - 24 Q2 - 25 Revenues $ mil (13)% (13)% 138 120 (8)% (9)% 69 63 Renflexis ® 68% 66% 58 96 79% 78% 28 50 Hadlima ® (44)% (43)% 87 49 (35)% (35)% 48 31 Ontruzant ® 4% 1% 36 36 79% 76% 12 22 Brenzys (35)% (36)% 15 10 (41)% (39)% 7 4 Aybintio NM NM — 3 NM NM — 3 Tofidence ® (5)% (6)% 334 314 6% 5% 164 173 Biosimilars 6 • For FY 2025, expect Hadlima , Tofidence to be partial offsets to mature assets, Renflexis and Ontruzant • Potential U.S. denosumab launch late 2025 (1) As part of recent restructuring initiatives, the company’’s Biosimilars business and Established Brands business have been combined into what will be known as the “General Medicines” franchise going forward . The company will continue to separately report performance of the Biosimilars business . Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies . In March 2025 , Organon acquired from Biogen the regulatory and commercial rights in the United States for Tofidence® (tocilizumab - bavi), a biosimilar to Actemra (tocilizumab) . (1)

General Medicines: Established Brands General Medicines: Established Brands Ex - FX VPY Act VPY 2024 YTD 2025 YTD Ex - FX VPY Act VPY Q2 - 24 Q2 - 25 Revenues $ mil (20)% (21)% 709 557 (18)% (18)% 344 283 Cardiovascular (13)% (13)% 525 456 (12)% (11)% 248 221 Respiratory 9% 7% 434 467 13% 14% 218 249 Non - Opioid Pain, Bone & Derm 17% 15% 297 342 19% 20% 153 183 Other (1) (6)% (7)% 1,964 1,822 (4)% (3)% 963 936 Total Est. Brands 7 • Vtama , Emgality offsetting factors to Atozet LOE in 2025 • YTD Vtama , sales of $54 million; on track to deliver $150M of revenue for full year (1) “Other” includes sales of Emgality ® (galcanezumab - gnlm) in those countries in which Organon has the rights to distribute and promote the product. Emgality is a trademark of Eli Lilly and Company (used under license) . (2) As part of recent restructuring initiatives, the company’s Biosimilars business and Established Brands business have been combined into what will be known as a “General Medicines” franchise going forward . The company will continue to report performance of the Established Brands business . Totals may not foot due to rounding . LOE = Loss of Exclusivity (2)

(1%) as reported (1%) at constant currency $ mil 8 (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) “Other” includes manufacturing sales to third parties. (3) (1) (2) ~ ~ ~ ~ ~ Solid performance from Vtama , Emgality , Fertility and Hadlima , offset by price and LOE headwinds <

Strong YTD Adj. Gross Margin and op - ex discipline Actual VPY 2024 YTD 2025 YTD Actual VPY Q2 - 24 Q2 - 25 All numbers presented on non - GAAP basis except revenue and IPR&D (1) (4)% 3,229 3,107 (1)% 1,607 1,594 Revenue (3)% 1,226 1,190 — % 611 611 Cost of sales (4)% 2,003 1,917 (1)% 996 983 Adjusted Gross profit 5% 763 804 5% 390 409 Selling, general and administrative (19)% 216 176 (20)% 110 88 R&D — % 30 6 — % 15 — Acquired IPR&D and milestones (26)% 246 182 (30)% 125 88 Total research and development including IPR&D and milestones (2)% 1,009 986 (3)% 515 497 Total operating expense (4)% 1,051 1,006 2% 513 522 Adjusted EBITDA (14)% 2.34 2.02 (10)% 1.12 1.00 Adjusted diluted EPS 62.0% 61.7% 62.0% 61.7% Adjusted Gross margin 32.5% 32.4% 31.9% 32.7% Adjusted EBITDA margin (1) See Slides 16 - 18 of this presentation for a reconciliation of non - GAAP measures to their respective GAAP measures. Cost of sales excludes amorti zation. 9

10 1H 2024 1H 2025 (USD millions) $ 1,051 $ 1,006 Adjusted EBITDA (247) (234) Less: Net cash interest expense (102) (67) Less: Cash taxes (204) (109) Less: Change in net working capital (43) (71) Less: CapEx $455 $525 Free Cash Flow Before One - Time Costs (117) — Less: One - time spin - related costs (70) (175) Less: MSA exit, restructuring, legal settlement, other one - time costs (1) $268 $350 Free Cash Flow (2) YTD Free cash flow tracking to full year objective (1) 2025 includes cash payments associated with restructuring initiatives ($75M), planned exits from supply agreements with M erc k & Co., Inc., Rahway, NJ. ($80M), and the final payment on the Microspherix settlement ($20M). 2024 included cash payments for planne d e xits from supply agreements with Merck & Co., Inc., Rahway, NJ. ($23M), and cash payments associated with restructuring ($47M). (2) Free cash flow represents net cash flows provided by operating activities plus capital expenditures and the effect of exc han ge rate changes on cash and cash equivalents. Year - over - year improvement driven by: • Lower interest rates, timing of interest and cash tax payments • Active working capital management / Impact of FX • 2024 marked conclusion of spin - related costs

Net leverage ratio ~4.3x at June 30, 2025



$8,205
~(349)
~100
~250
~76
~15
$8,297
Dec 2024 Net Debt
Principal Paydown (2)
Revolver advance
FX Impact
Decrease in Cash Balance
All Other (3)
June 2025 Net Debt

** The definition of net debt is in the company's credit agreement and excludes unamortized fees, but includes capitalized lease obligations.*

(1) Debt figures are net of discounts and unamortized fees of, $97 million and $90 million as of December 31, 2024 and June 30, 2025, respectively.
(2) Principal pay-down includes repurchase and cancellation of $242 million of Organon's 5.125% notes due in 2031 prior to maturity and the payment and termination of a legacy funding agreement of Dermavant Sciences Ltd. (the "NovaQuest Funding Agreement"), and normal quarterly term loan payments.
(3) "All Other" includes the revenue interest purchase and sale agreement Organon assumed from Dermavant.

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ORGANON™

Growth in Nexplanon, Fertility, Emgality and Vtama offsets to LOE, pricing $ mil 12 (1) LOE = Loss of Exclusivity (2) VBP = Value Based Procurement (3) “Other” includes manufacturing sales to third parties. Emgality is a trademark of Eli Lilly and Company (used under license) . (1) (2) (3) (2.0%) to (0.4)%, reported (1.2%) to 0.3% at constant currency ~75 bps headwind ~ ~ ~ ~ ~ ~ $6,275 - $6,375

Full Year 2025 Guidance 13 Current Guidance Prior Guidance as of May 1, 2025 Provided on a non - GAAP basis, except revenue $6.275B - $6.375B $6.125B - $6.325B Revenue (2.0%) - (0.4)% (4.3%) - (1.2%) Nominal revenue growth ~$50M ~$200M FX translation headwind (1.2%) - 0.3% (1.2%) - 1.9% Ex - FX revenue growth Unchanged 60.0% - 61.0% Adjusted gross margin Unchanged Mid 20% range SG&A Unchanged Upper single - digit R&D Unchanged $6 million IPR&D* Unchanged 31.0% - 32.0% Adjusted EBITDA margin (Non - GAAP) Unchanged ~$510M Interest Unchanged ~$135M Depreciation Unchanged 22.5% - 24.5% Effective non - GAAP tax rate Unchanged ~263M Fully diluted weighted average shares outstanding * The company does not forecast a forward - looking view of IPR&D and milestone expense. The $6 million of forecasted IPR&D expen ses reflects IPR&D expense recorded to date as of June 30, 2025.

Q&A

Appendix

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions)

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Gross Profit	**$ 874**	**$ 939**	**$ 1,715**	**$ 1,896**
Adjusted for:				
Spin-related costs (1)	—	3	—	6
Manufacturing network costs (2)	33	15	62	25
Stock-based compensation	4	5	8	9
Amortization	53	34	103	67
Acquisition-related costs (3)	10	—	19	—
Other	9	—	10	—
Adjusted Non-GAAP Gross Profit	$ 983	$ 996	$ 1,917	$ 2,003

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 18.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 18.
(3) Acquisition-related costs relate to costs from the acquisition of Dermavant. For additional details refer to the EBITDA reconciliation on page 18.

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Gross Margin	**54.8 %**	**58.4 %**	**55.2 %**	**58.7 %**
Total impact of Non-GAAP adjustments	6.9 %	3.6 %	6.5 %	3.3 %
Adjusted Non-GAAP Gross Margin	61.7 %	62.0 %	61.7 %	62.0 %

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Selling, general and administrative expenses	**$ 453**	**$ 437**	**$ 873**	**$ 868**
Adjusted for:				
Spin-related costs (1)	—	(29)	—	(69)
Stock-based compensation	(14)	(18)	(30)	(36)
Restructuring related charges	(4)	—	(10)	—
Other	(26)	—	(29)	—
Adjusted Non-GAAP Selling, general and administrative expenses	$ 409	$ 390	$ 804	$ 763

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 18.

ORGANON™

16

Reconciliation of GAAP Reported to Non-GAAP Adjusted Metrics

($ in millions, except per share amounts)

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Research and development expenses	**$ 95**	**$ 116**	**$ 191**	**$ 228**
Adjusted for:				
Spin-related costs (1)	—	(1)	—	(3)
Manufacturing network costs (2)	(3)	—	(6)	—
Stock-based compensation	(4)	(5)	(8)	(9)
Other	—	—	(1)	—
Adjusted Non-GAAP Research and development expenses	$ 88	$ 110	$ 176	$ 216

(1) Spin-related costs include costs from the separation of Merck & Co., Inc., Rahway, NJ, US. For additional details refer to the EBITDA reconciliation on page 18.
(2) Manufacturing network related costs include costs from exiting manufacturing and supply agreements with Merck & Co., Inc., Rahway NJ, US. For additional details refer to the EBITDA reconciliation on page 18.

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Reported Net Income	**$ 145**	**$ 195**	**$ 232**	**$ 396**
Adjusted for:				
Cost of sales adjustments	109	57	202	107
Selling, general and administrative adjustments	44	47	69	105
Research and development adjustments	7	6	15	12
Restructuring	2	—	88	23
Change in contingent consideration	12	—	23	—
Other (gain) expense, net	(45)	6	(41)	10
Tax impact on adjustments above(1)	(13)	(22)	(62)	(49)
Non-GAAP Adjusted Net Income	$ 261	$ 289	$ 526	$ 604

(1) For the three months ended June 30, 2025 and 2024, the GAAP income tax rates were 37.0% and 17.3%, respectively, and the non-GAAP income tax rates were 27.2% and 17.8%, respectively. For the six months ended June 30, 2025 and 2024, the GAAP income tax rates were 29.8% and 16.0%, respectively, and the non-GAAP income tax rates were 23.4% and 17.1%, respectively. These adjustments represent the estimated tax impacts on the reconciling items by applying the statutory rate and applicable law of the originating territory of the non-GAAP adjustments.

	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Diluted Earnings per Share	**$ 0.56**	**$ 0.75**	**$ 0.89**	**$ 1.53**
Total impact of Non-GAAP adjustments	0.44	0.37	1.13	0.81
Non-GAAP Adjusted Diluted Earnings per Share	$ 1.00	$ 1.12	$ 2.02	$ 2.34

ORGANON™

17

GAAP Net Income to Adjusted EBITDA

Unaudited, $ in millions	Q2 2025	Q2 2024	2025 YTD	2024 YTD
GAAP Reported Net Income	**$ 145**	**$ 195**	**$ 232**	**$ 396**
Depreciation (1)	33	31	65	61
Amortization	53	34	103	67
Interest expense	131	131	255	262
Income tax expense	84	40	98	75
EBITDA (Non-GAAP)	**$ 446**	**$ 431**	**$ 753**	**$ 861**
Restructuring and related charges	6	—	98	23
Spin-related costs (2)	—	39	—	88
Manufacturing network related (3)	36	15	72	25
Acquisition-related costs (4)	10	—	19	—
Change in contingent consideration	12	—	23	—
Other (income) costs (5)	(10)	—	(5)	—
Stock-based compensation	22	28	46	54
Adjusted EBITDA (Non-GAAP)	**$ 522**	**$ 513**	**$ 1,006**	**$ 1,051**
Adjusted EBITDA margin (Non-GAAP)	32.7 %	31.9 %	32.4 %	32.5 %

(1) Excludes accelerated depreciation included in one-time costs.

(2) Spin-related costs reflect certain costs incurred in connection with activities taken to separate Organon from Merck & Co., Inc., Rahway, NJ, US. These costs include, but are not limited to, $19 million and $40 million for the three and six months ended June 30, 2024, respectively, for information technology infrastructure, primarily related to the implementation of a stand-alone enterprise resource planning system and redundant software licensing costs, as well as $6 million and $20 million for the three and six months ended June 30, 2024, respectively, associated with temporary transition service agreements with Merck & Co., Inc., Rahway, NJ, US.

(3) Manufacturing network related costs, including exiting of temporary manufacturing and supply agreements with Merck & Co., Inc., Rahway, NJ, US, reflect accelerated depreciation, exit premiums, technology transfer costs, stability and qualification batch costs, and third-party contractor costs.

(4) Acquisition related costs for the three and six months ended June 30, 2025, reflect the amortization pertaining to the fair value inventory purchase accounting adjustment for the Dermavant transaction.

(5) Other (income) costs for the three and six months ended June 30, 2025 include $46 million pre-tax gain related to the repurchase and cancellation of approximately $242 million of the 2031 Notes and the repayment and termination of the funding agreement with NovaQuest Co-Investment Fund VIII, L.P. and legal settlement reserves.

As the costs described in (1) through (5) above are directly related to the separation of Organon and acquisition related activities and therefore arise from a one-time event outside of the ordinary course of the company's operations, the adjustment of these items provides meaningful, supplemental, information that the company believes will enhance an investor's understanding of the company's ongoing operating performance.

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Ex - FX VPY Actual VPY YTD 2024 YTD 2025 Ex - FX VPY Actual VPY Q2 2024 Q2 2025 $ millions 7% 6% 872 925 2% 3% 449 462 Women’s Health (5) % (6) % 334 314 6% 5% 164 173 General Medicines: Biosimilars (1) (6) % (7) % 1,964 1,822 (4)% (3)% 963 936 General Medicines: Established Brands (1) (22) % (24) % 59 46 (24)% (25)% 31 23 Other (2) (3) % (4) % 3,229 3,107 (1)% (1)% 1,607 1,594 Total Revenues Totals may not foot due to rounding and percentages are computed using unrounded amounts. (1) As part of recent restructuring initiatives, the company’s Biosimilars business and Established Brands business have been co mbined into what will be known as the “General Medicines” franchise going forward. The company will continue to separately report performance of the Biosimilars and Established Brands business. (2) “Other” includes manufacturing sales to third parties. 19 Franchise performance

Ex - FX VPY Actual VPY 2024 YTD 2025 YTD Ex - FX VPY Actual VPY Q2 - 24 Q2 - 25 $ mil 9% 9% 758 826 7% 7% 388 414 United States (11)% (12)% 907 795 (11)% (8)% 457 419 Europe and Canada (7)% (8)% 546 502 (5)% (4)% 260 250 Asia Pacific and Japan 3% — % 525 524 15% 13% 251 285 Latin America, Middle East, Russia and Africa (3)% (3)% 421 409 (5)% (5)% 216 204 China (27)% (29)% 72 51 (41)% (41)% 35 22 Other (1) (3)% (4)% 3,229 3,107 (1)% (1)% 1,607 1,594 Total Revenues Totals may not foot due to rounding, and percentages are computed using unrounded amounts. (1) “Other” includes manufacturing sales to third parties. Geographic revenue performance 20

Number of products 14 6 57 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 21 Emgality is a trademark of Eli Lilly and Company (used under license) . TM